Related party transactions	12 Months Ended
Dec. 31, 2017
Related Party Transactions [Abstract]
Related party transactions

17. Related party transactions

As mentioned in Note 1 “Overview — 1.2 Management and Organizational Structure”, as part of the GA Holdings LLC secondary public offering in November 2017, Ardmore repurchased 1,435,654 shares of its own common stock for $11.1 million, in the aggregate and at a price per share equal to the price per share at which GA Holdings LLC sold shares to the underwriters in the public offering.
There were no other related party transactions during the year ended December 31, 2017. There were no related party transactions for the years ended December 31, 2016 and 2015.